SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 3, 1999

                     CUNNINGHAM GRAPHICS INTERNATIONAL, INC.

               (Exact name of Registrant as specified in Charter)

New Jersey                         0-24021                 22-3561164
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(State or Other Jurisdiction       (Commission          (IRS Employer
   of Incorporation)               File Number)        Identification No.)

629 Grove Street, Jersey City, New Jersey                     07310
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(Address of principal executive office)                     (Zip Code)

Registrant's telephone number including area code:  (201) 217-1990

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          (Former name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On June 3, 1999, Cunningham Graphics International, Inc. (the "Company") announced the completion of the acquisition of Bengal Graphics, Inc. A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

Item 7. Financial Statements and Exhibits

     (a)  Exhibit

     The following exhibit is filed herewith:

     99   Press release of Cunningham Graphics International, Inc. dated June 3,
     1999, related to the completion of the acquisition of Bengal Graphics, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Cunningham Graphics International, Inc.
                                     ---------------------------------------
                                              (Registrant)

Dated: June 17, 1999             By:  /s/ Robert M. Okin
                                      ----------------------------------
                                      Name: Robert M. Okin
                                      Title: Senior Vice President
                                      and Chief Financial Officer